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                                                                    EXHIBIT 99.1

                               ABLECO FINANCE LLC
                                 450 Park Avenue
                               New York, NY 10022

                                                                    May 16, 2001


Outsource International, Inc.
1690 South Congress Avenue
Delray Beach, Florida  33445

Attention:  Chief Financial Officer

                  Re:      DELIVERY OF QUARTERLY FINANCIAL STATEMENTS

Gentlemen:

                  Reference is made to the Financing Agreement, dated as of August 15, 2000, as amended by the First Amendment dated as of November 8, 2000, the Second Amendment dated as of November 16, 2000 and the Third Amendment dated as of April 30, 2001 (as so amended, the "Financing Agreement"), by and among Outsource International, Inc. (the "Parent"), Outsource International of America, Inc. ("OIA"), Outsource Franchising, Inc. ("OFI"), Guardian Employer East, LLC ("Guardian East"), Guardian Employer West, LLC ("Guardian West" and together with the Parent, OIA, OFI and Guardian East, each a "Borrower" and collectively, the "Borrowers"), each Subsidiary of the Parent (other than a Borrower) whose name appears on the signature pages thereof (each a "Guarantor" and collectively, the "Guarantors"), the financial institutions from time to time party thereto (each a "Lender" and collectively, the "Lenders"), Ableco Finance LLC, as collateral agent for the Lenders (in such capacity, the "Collateral Agent"), and The CIT Group/Business Credit, Inc., as administrative agent for the Lenders (in such capacity, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively, the "Agents"). All capitalized terms used herein without definitions have the meanings given such terms in the Financing Agreement.

                  You have advised us that the Administrative Borrower is not prepared to deliver to the Agents and the Lenders the quarterly financial statements of the Parent and its Subsidiaries for the fiscal quarter of the Parent and its Subsidiaries ending April 1, 2001 (the "First Quarter Financial Statements") as required by Section 7.01(a)(i) of the Financing Agreement. You have requested that the Required Lenders extend the date by which the Administrative Borrower must submit the First Quarter Financial Statements from May 16, 2001 to May 31, 2001.

                  In consideration of your request, the Collateral Agent, with the consent of the Required Lenders, hereby grants to the Administrative Borrower an extension of the date by which the Administrative Borrower must submit the First Quarter Financial Statements from May 15, 2001 to May 30, 2001.


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Outsource International, Inc.
May 16, 2001
Page 2


                  Please note that the Collateral Agent's grant of an extension at this time with respect to the First Quarter Financial Statements does not obligate the Collateral Agent or the Required Lenders to grant any further or other extensions. The failure by the Administrative Borrower to deliver the First Quarter Financial Statements by May 30, 2001 may result in an Event of Default under the Financing Agreement. In addition, the Collateral Agent and the Required Lenders shall have no obligation to grant extensions with respect to other obligations of the Loan Parties. Accordingly, this letter agreement is without prejudice to the Agents and the Lenders and the Agents and the Lenders reserve all of their rights under the Financing Agreement, the Loan Documents, at law and otherwise regarding delivery of the First Quarter Financial Statements or any other Events of Default that may exist. This letter agreement shall not entitle the Administrative Borrower or any other Loan Party to any other or further notice or demand regarding delivery of the First Quarter Financial Statements or any other Events of Default that may exist.

                  Should the terms and conditions set forth herein meet with your approval, please indicate your acceptance by signing and returning a copy of this letter agreement to the Collateral Agent.

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Outsource International, Inc.
May 16, 2001
Page 3


                  This letter agreement (i) supersedes all prior discussions, agreements, commitments, arrangements, negotiations or understandings, whether oral or written, of the parties with respect thereto, (ii) shall be governed by the law of the State of New York, without giving effect to the conflict of laws provisions thereof, (iii) shall be binding upon the parties and their respective successors and assigns, (iv) may not be relied upon or enforced by any other person or entity, and (v) may be signed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. If this letter agreement becomes the subject of a dispute, each of the parties hereto hereby waives trial by jury. This letter agreement may be amended, modified or waived only in a writing signed by the parties hereto.

                                                  Very truly yours,

                                                  ABLECO FINANCE LLC, as
                                                  Collateral Agent

                                                  By: /s/ ILLEGIBLE
                                                     --------------------------
                                                      Name:
                                                      Title:

Accepted and Agreed:

OUTSOURCE INTERNATIONAL, INC.,
as Administrative Borrower

By: /s/ GARRY E. MEIER
   ---------------------------------------------
     Name:
     Title:

cc:      Donn Beloff, Esq.
         Frederic Ragucci, Esq.